UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 31, 2006
Stonepath Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16105	65-0867684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Alaskan Way, Suite 200
Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (206) 336-5400

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition
     On March 31, 2006, Stonepath Group, Inc. issued a press release, which was corrected on April 3, 2006 with regard to two typographical errors, announcing financial results for the three months and the year ended December 31, 2005. A copy of the corrected press release is attached as an Exhibit to this Current Report on Form 8-K.
Item 9.01     Financial Statements and Exhibits
(c)     Exhibits

Exhibit No.	Document

99.1	Press release dated March 31, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STONEPATH GROUP, INC.
Date: April 4, 2006	By:	/s/ Robert Arovas
Robert Arovas, President and
Chief Financial Officer